February 28, 2015

Neuberger Berman Emerging Markets Debt Fund
(formerly Neuberger Berman Emerging Markets Income Fund)

SUMMARY PROSPECTUS
Class A Shares (NERAX), Class C Shares (NERCX), Institutional Class Shares (NERIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at: for Class A shares, http://www.nb.com/fixedincomefunds/a; for Class C shares, http://www.nb.com/fixedincomefunds/c; or for Institutional Class shares, http://www.nb.com/fixedincomefunds/institutional. You can also get this information at no cost by calling 877-628-2583 (Class A and Class C) or 800-366-6264 (Institutional Class), or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated February 28, 2015 (as each may be amended or supplemented), are incorporated herein by reference.
GOAL

The Fund seeks high total return consisting of income and capital appreciation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in "Sales Charge Reductions and Waivers" on page 121 in the Fund's prospectus and in "Additional Purchase Information – Sales Charge Reductions and Waivers" on page B-1 in Appendix B in the Fund's Statement of Additional Information.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	4.25	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)[1]	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.82	0.82	0.70
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.67	0.63	0.42
Total annual operating expenses	1.74	2.45	1.12
Fee waiver and/or expense reimbursement	0.46	0.42	0.21
Total annual operating expenses after fee waiver and/or expense reimbursement²	1.28	2.03	0.91

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund's expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 years
Class A	$550	$814	$1,198	$2,273
Class C (assuming redemption)	$306	$637	$1,185	$2,684
Class C (assuming no redemption)	$206	$637	$1,185	$2,684
Institutional Class	$93	$290	$553	$1,303

[1]
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

[2]
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.27%, 2.02% and 0.90% of average net assets, respectively. Each of these undertakings lasts until 10/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.27%, 2.02% and 0.90% of the class' average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt and other instruments of issuers that are tied economically to emerging market countries and other investments that provide investment exposure to such debt instruments. These include debt instruments of issuers that are based in emerging markets or that have the majority of revenue from emerging markets, in debt or derivative instruments where the underlying risk or ultimate risk is on such an emerging market issuer, or in debt or derivative instruments where the currency of risk is an emerging market currency. In determining where an issuer of a security is based, the Portfolio Managers may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations. The Fund considers emerging market countries to be countries included in the JPMorgan Emerging Markets Bond Index - Global Diversified, the JPMorgan Corporate Emerging Markets Bond Index - Diversified, the JPMorgan Emerging Local Markets Index or the JPMorgan Government Bond Index - Emerging Markets Global Diversified, as well as those countries which are not defined as a High Income Organization for Economic Cooperation and Development (OECD) member country by the World Bank.

The Fund may invest in sovereign, quasi-sovereign (i.e., securities of issuers that are directly or indirectly wholly-owned by the government or that are explicitly guaranteed by the government) and corporate issuers. These investments may be of any maturity, duration and credit rating (including, without limit, investments in below investment grade securities commonly known as “junk bonds”) and may be denominated in any currency including the local currency of the issuer. The Fund is non-diversified and thus may be able to invest a greater percentage of its assets in a single issuer than a diversified fund. The Fund also may invest a large percentage of its net assets in issuers in a single country or geographic region.

The Portfolio Managers implement a systematic and disciplined framework for analyzing sovereign and corporate debt securities denominated in either local currency or globally traded currencies of industrialized countries. The investment decisions made by the Portfolio Managers rely on fundamental analysis and total return expectations in an effort to identify undervalued and overvalued securities and exploit investment opportunities.

The Portfolio Managers seek to anticipate yield, spread and currency movements in response to changes in:

■	Economic conditions;

■	Region, country and sector fundamentals; and

■	Issuer specific financial performance and other issuer specific factors.

The Portfolio Managers seek to identify investment opportunities in emerging market countries by comparing their analysis of each countries’ macroeconomic data and qualitative fundamentals (such as political stability) against market expectations for that country measured by credit spreads, local interest rate levels and exchange rate valuations. The Portfolio Managers invest in individual issuers based on their relative financial performance and other issuer-specific factors as well as the Portfolio Managers’ evaluation of inefficiencies in the markets where the issuer is located that result in low and attractive valuations.

In an effort to manage risk, the Portfolio Managers periodically review the allocation of the Fund’s investments among the different asset classes, countries or regions. They may determine to reallocate the Fund’s investments based on a top-down

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

analysis of the global market environment, the economic environment of emerging markets, and their evaluation of the attractiveness of an asset class. This evaluation concerns both the emerging markets debt asset class as a whole, as well as the relative attractiveness of the sub-asset classes of emerging markets sovereign credit, corporate credit, currency exchange and local rates. The Portfolio Managers also monitor the Fund’s performance relative to the indices listed above and the total exposure to individual countries, issuers, and currencies.

The Fund may invest in debt instruments of all types. These may include, without limitation, bonds, debentures, notes, convertible securities, loans and related assignments and participations, fixed time deposits, and money market instruments, including money market funds denominated in U.S. dollars or other currencies. The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), if the investment companies invest principally in the types of investments in which the Fund may invest directly.

The Fund may utilize derivatives of all types and may invest in, without limitation, futures and forward contracts (including contracts related to currencies), swap agreements (including total return, interest rate, and credit default swaps), options, and other related or synthetic instruments with respect to individual bonds and other securities, indices and baskets of securities, interest rates and currencies, and structured notes as part of its principal investment strategies. The Fund expects to use derivatives primarily for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Portfolio Managers may choose not to hedge the Fund's positions. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.

The Fund may invest up to 20% of its net assets in equity securities, including warrants.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt and other instruments of issuers that are tied economically to emerging market countries and other investments that provide investment exposure to such debt instruments. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the international debt and currency markets and the markets for the debt of any particular countries in which the Fund may be concentrated. The markets' behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund's performance:

Market Volatility. Markets may at times be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. An individual security or particular type of security may be more volatile, and may perform differently, than the market as a whole.

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

In addition, the Fund is classified as non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer or a few issuers is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one or a few issuers could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting those issuers.

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Floating rate securities (including loans) can be less sensitive to interest rate changes.

Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Floating rate securities can be less sensitive to prepayment risk. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers.

Currency Risk. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.

Convertible Securities Risk. The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap stocks.

Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and there is no limit on the amount that the Fund’s investment exposure can exceed its net assets. It is currently expected that the Fund’s investment program will have the effect of leveraging the Fund, sometimes by a significant amount.

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it tracks.

Other Investment Company Risk. Investments in ETFs and other investment companies are subject to the risks of the investment companies’ investments, as well as to the investment companies’ expenses.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might be beneficial. Certain derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. When the Fund uses derivatives, it will likely be required to segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements with respect to the derivatives. The need to segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Recent legislation requires new regulation of the derivatives markets and could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Restricted Securities Risk. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may be unable to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

A general rise in interest rates, perhaps because of changing government policies, has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Recent Market Conditions. The financial crisis that started in 2008 continues to affect the U.S. and many foreign economies. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
0.20
Best quarter: Q2 '14, 5.00% Worst quarter: Q4 '14, -3.72%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	Since Inception (9/27/2013)
Emerging Markets Debt Fund
Institutional Class Return Before Taxes	0.20	-0.12
Institutional Class Return After Taxes on Distributions	-2.04	-2.44
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	0.03	-1.26
Class A Return Before Taxes	-4.37	-3.82
Class C Return Before Taxes	-1.88	-1.23
50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified (reflects no deduction for fees, expenses or taxes)**	0.31	-0.05
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown.
**
Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) - Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) - Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) - Diversified, and is rebalanced monthly.

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund's investment manager. Neuberger Berman Fixed Income LLC (NBFI) and Neuberger Berman Europe Limited (NBEL) are the Fund's sub-advisers.

PORTFOLIO MANAGERS

The Fund is managed by Rob Drijkoningen (Managing Director of NBM, NBEL and NBFI), Gorky Urquieta (Managing Director of NBM and NBFI), Bart Van der Made, CFA (Managing Director of NBM, NBEL and NBFI), Raoul Luttik (Managing Director of NBM, NBEL and NBFI), Jennifer Gorgoll, CFA (Managing Director of NBM and NBFI), Vera Kartseva, CFA (Vice President of NBM, NBEL and NBFI) and Nish Popat (Managing Director of NBM, NBEL and NBFI). Mr. Drijkoningen, Mr. Urquieta, Mr. Van der Made, Mr. Luttik, Ms. Gorgoll, Ms. Kartseva and Mr. Popat have co-managed the Fund since 2013.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is received in proper form, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

NEUBERGER BERMAN EMERGING MARKETS DEBT FUND (FORMERLY NEUBERGER BERMAN EMERGING MARKETS INCOME FUND)	February 28, 2015

SEC File Number: 811-03802
N0231 02/15